                                                                    EXHIBIT 25.2

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                       -----------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                       -----------------------------------
                          THE HUNTINGTON NATIONAL BANK
               (Exact name of trustee as specified in its charter)


------------------------------------                          31-0966785
(Jurisdiction of incorporation or organization              (IRS Employer
if not a U.S. national bank)                           Identification Number)

41 S. High Street
Columbus, Ohio                                                  43215
(Address of principal executive offices)                      (Zip Code)

                 Richard A. Cheap, General Counsel and Secretary
                          The Huntington National Bank
                           41 S. High Street - HC3412
                              Columbus, Ohio 43215
                               Tel: (614) 480-4647
            (Name, address and telephone number of agent for service)

               ---------------------------------------------------
                             VENTURE HOLDINGS TRUST
               (Exact name of obligor as specified in its charter)
Michigan                                                      38-6530870
(State or other jurisdiction of                             (IRS Employer
incorporation or organization)                         Identification Number)

33662 James J. Pompo Drive
Fraser, Michigan 48026                                          48026
(Address of principal executive offices)                      (Zip Code)

         ---------------------------------------------------------------
          VENTURE HOLDINGS TRUST 12% SENIOR SUBORDINATED NOTES DUE 2009
                                 Debt Securities
                       (Title of the indenture securities)
         ---------------------------------------------------------------

                                     GENERAL

Pursuant to General Instruction B of the Form T-1, the applicant is providing responses to only Items 1, 2, and 16 of the Form T-1 since the obligor is not in default.

Item 1.  General Information
         Furnish the following information as to the trustee:
(a) Name and address of each examining or supervising authority to which it is subject.

Office of the Comptroller of the Currency           Federal Deposit Insurance
Central District                                    Corporation
One Financial Plaza                                 Chicago Region
440 South LaSalle, Suite 2700                       30 South Wacker Drive
Chicago, Illinois 60605                             Chicago, Illinois 60505

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Federal Reserve Bank of Cleveland - District No. 4
1455 East Sixth Street
Cleveland, Ohio 44115

(b)      Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.  Affiliations with the obligor.
              If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

1.   A copy of the Articles of Association of the Trustee as now in effect (see
Item 16, Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-80090 which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Item 16, Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

3. A copy of the authorization of the Trustee to exercise corporate trust powers (see Item 16, Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

4. A copy of the existing By Laws of the Trustee (see Item 16, Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

5.   Not applicable.

6. The consent of the Trustee required by Section 321 (b) of the Act (see Item 16, Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.   Not applicable.

9.   Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Huntington National Bank, a national association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and State of Ohio, on the 25th day of June, 1999.

                                          THE HUNTINGTON NATIONAL BANK
                                          ----------------------------
                                                   (Trustee)


                                          By: /s/ Candada J. Moore
                                             ---------------------------------
                                              Candada J. Moore, Vice President
                                                 (Name and Title)

                              Exhibit 7 to Form T-1

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]
                                                                                                                                 |1|
                                                                                    Please refer to page i,
                                                                                    Table of Contents, for
                                                                                    the required disclosure
                                                                                    of estimated burden.


------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1999         (19990331)
                                                       ----------
                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. ss.324 (State               This report form is to be filed by banks with branches and
member banks); 12 U.S.C. ss.1817 (State nonmember banks);             consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. ss.161 (National banks).                                Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

------------------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by           The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be             accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member            We, the undersigned directors (trustees), attest to the
and National banks.                                                   correctness of the Report of Condition (including the
                                                                      supporting schedules) for this report date and declare that it
I, John VanFleet, SVP and Controller                                  has been examined by us and to the best of our knowledge and
  ---------------------------------------------------------           belief has been prepared in conformance with the instructions
  Name and Title of Officer Authorized to Sign Report                 issued by the appropriate Federal regulatory authority and is true and correct.
of the named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules)
for this report date have been prepared in conformance with
the instructions issued by the appropriate Federal
regulatory authority and are true to the best of my
knowledge and belief.                                                 -----------------------------------------------------------
                                                                      Director (Trustee)
John D. VanFleet
-----------------------------------------------------------           -----------------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)

-----------------------------------------------------------           -----------------------------------------------------------
Date of Signature                                                     Director (Trustee)

April 30, 1999
------------------------------------------------------------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income            For electronic filing assistance, contact EDS Call Report
either:                                                               Services 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                      (800) 255-1571.
(a)  in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,            To fulfill the signature and attestation requirement for the
     Electronic Data Systems Corporation (EDS), by modem or           Reports of Condition and Income for this report date, attach
     on computer diskette; or                                         this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed
(b)  in hard-copy (paper) form and arrange for another party          report that the bank places in its files.
     to convert the paper report to electronic form. That
     party (if other than EDS) must transmit the bank's
     computer data file to EDS.

------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | | | | | | (RCRI 9050)                        Huntington National Bank
                                                                      -----------------------------------------------------------
                                                                      Legal Title of Bank (Text 9010)


                                                                       Columbus
                                                                      -----------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       OH                                43215
                                                                      -----------------------------------------------------------
                                                                      State Abbrev. (TEXT 9200)          ZIP Code (TEXT 9220)



 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  The Huntington National Bank                                                   Call Date:  3/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RI-1
City, State Zip:      Columbus, OH  43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1999-MARCH 31, 1999

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                                ----
                                                                                                                I480   <-
                                                                                                         ------------
                                                                                                         Year-to-date
                                                                       ----------------------------------------------
                                                                       Dollar Amounts in Thousands  RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.   Interest income:
     a.   Interest and fee income on loans:
          (1)  In domestic offices:
               (a)  Loans secured by real estate.................................................  4011       128,762  1.a.(1)(a)
               (b)  Loans to depository institutions.............................................  4019           493  1.a.(1)(b)
               (c)  Loans to finance agricultural production and other loans to farmers..........  4024         2,338  1.a.(1)(c)
               (d)  Commercial and industrial loans..............................................  4012       115,073  1.a.(1)(d)
               (e)  Acceptances of other banks...................................................  4026            17  1.a.(1)(e)
               (f)  Loans to individuals for household, family, and other personal expenditures:
                    (1)  Credit cards and related plans..........................................  4054        16,393  1.a.(1)(f)(1)
                    (2)  Other...................................................................  4055       109,130  1.a.(1)(f)(2)
               (g)  Loans to foreign governments and official institutions.......................  4056             0  1.a.(1)(g)
               (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                    (1)  Taxable obligations.....................................................  4503             0  1.a.(1)(h)(1)
                    (2)  Tax-exempt obligations..................................................  4504         1,334  1.a.(1)(h)(2)
               (i)  All other loans in domestic offices..........................................  4058            56  1.a.(1)(i)
          (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059             0  1.a.(2)
     b.   Income from lease financing receivables:
          (1)  Taxable leases....................................................................  4505        42,274  1.b.(1)
          (2)  Tax-exempt leases.................................................................  4307             0  1.b.(2)
     c.   Interest income on balances due from depository institutions: (1)
          (1)  In domestic offices...............................................................  4105            20  1.c.(1)
          (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106            68  1.c.(2)
     d.   Interest and dividend income on securities:
          (1)  U.S. Treasury securities and U.S. Government agency obligations (INCLUDING
               MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA)..........  4027        67,561  1.d.(1)
          (2)  Securities issued by states and political subdivisions in the U.S.:
               (a)  Taxable securities...........................................................  4506         1,195  1.d.(2)(a)
               (b)  Tax-exempt securities........................................................  4507         3,373  1.d.(2)(b)
          (3)  Other domestic debt securities (INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED OR
               GUARANTEED BY FNMA, FHLMC, OR GNMA)...............................................  3657         5,159  1.d.(3)
          (4)  Foreign debt securities...........................................................  3658            61  1.d.(4)
          (5)  Equity securities (including investments in mutual funds).........................  3659           453  1.d.(5)
     e.   Interest income from trading assets....................................................  4069            32  1.e

-----------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:   The Huntington National Bank                                                 Call Date:  03/31/1999 FFIEC 031
Address:               41 S. High St.                                                                                      Page RI-2
City, State Zip:       Columbus, OH  43287                                                               Printed 04/29/1999 at 09:58
FDIC Certificate No.:  |0|6|5|6|0|
                       -----------

SCHEDULE RI--CONTINUED

                                                                                     -----------------
                                                   Dollar Amounts in Thousands            Year-to-date
------------------------------------------------------------------------------------------------------
1.  Interest income (continued)                                                      RIAD Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased under
       agreements to resell ................................................         4020          548  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................         4107      494,340  1.g.
2.  Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts) ..............         4508        5,911  2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs) ...................         4509       18,802  2.a.(1)(b)(1)
               (2) Other savings deposits ..................................         4511       28,409  2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more .......................         A517       22,809  2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000 .....................         A518       78,518  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs ..........................................         4172        3,395  2.a.(2)
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase ............................................         4180       27,577  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money ...............................         4185       37,057  2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures .......................         4200       11,084  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............         4073      233,562  2.f.
3.  Net interest income (item 1.g minus 2.f) ...............................                            RIAD 4074     260,778   3.
4.  Provisions:
    a. Provision for credit losses .........................................                            RIAD 4230      25,305   4.a.
    b. Provision for allocated transfer risk ...............................                            RIAD 4243           0   4.b.
5.  Noninterest income:
    a. Income from fiduciary activities ....................................        4070        13,433  5.a.
    b. Service charges on deposit accounts in domestic offices .............        4080        37,035  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d) ..............................................        A220         1,712  5.c.
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................        5407        40,169  5.f.(1)
       (2) All other noninterest income*....................................        5408        12,878  5.f.(2)
    g. Total noninterest income (sum of item 5.a through 5.f) ..............                            RIAD 4079      105,227  5.g.
6.  a. Realized gains (losses) on held-to-maturity securities ..............                            RIAD 3521            0  6.a.
    b. Realized gains (losses) on available-for-sale securities ............                            RIAD 3196        2,330  6.b.
7.  Noninterest expense:
    a. Salaries and employee benefits ......................................        4135        96,386  7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....        4217        29,896  7.b.
    c. Other noninterest expense* ..........................................        4092        72,577  7.c.
    d. Total noninterest expense (sum of items 7.a through 7.c) ............                            RIAD 4093     198,859   7.d.
8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b,
    and 7.d)................................................................                            RIAD 4301     144,171   8.
9.  Applicable income taxes (on item 8) ....................................                            RIAD 4302      47,046   9.
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9)................................................................                            RIAD 4300      97,125  10.
11. Extraordinary items and other adjustments, net of income taxes* ........                            RIAD 4320           0  11.
12. Net income (loss) (sum of items 10 and 11) .............................                            RIAD 4340      97,125  12.

------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:   The Huntington National Bank                                                Call Date:  03/31/1999 FFIEC 031
Address:               41 S. High St.                                                                                     Page RI-3
City, State Zip:       Columbus, OH  43287                                                              Printed 04/29/1999 at 09:58
FDIC Certificate No.:  |0|6|5|6|0|
                       -----------

SCHEDULE RI--CONTINUED

                                                                                                                      -----
                                                                                                                       I481    <-
                                                                                                           ----------------
                                                                                                               Year-to-date
                                                                                                          -----------------
Memoranda                                                                   Dollar Amounts in Thousands   RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.   Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
     August 7, 1986, that is not deductible for federal income tax purposes............................   4513          850    M.1.
2.   Income from the sale and servicing of mutual funds and annuities in domestic offices
     (included in Schedule RI, item 8).................................................................   8431        6,747    M.2.
3.-4. Not applicable
5.   Number of full-time equivalent employees at end of current period (round to                                     Number
     nearest whole number).............................................................................   4150        9,603    M.5.
6.   Not applicable
7.   If the reporting bank has restated its balance sheet as a result of applying push down     RIAD           CC  YY  MM  DD
     accounting this calendar year, report the date of the bank's acquisition (1) ..............9106           00  00  00  00  M.7.
8.   Trading revenue (from cash instruments and off-balance sheet derivative instruments)
     (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                               Bil Mil Thou
     a.   Interest rate exposures.....................................................................    8757        1,366  M.8.a.
     b.   Foreign exchange exposures..................................................................    8758          346  M.8.b.
     c.   Equity security and index exposures.........................................................    8759            0  M.8.c.
     d.   Commodity and other exposures...............................................................    8760            0  M.8.d.
9.   Impact on income of off-balance sheet derivatives held for purposes other than trading:
     a.   Net increase (decrease) to interest income..................................................    8761        2,878  M.9.a.
     b.   Net (increase) decrease to interest expense.................................................    8762        3,736  M.9.b.
     c.   Other (noninterest) allocations.............................................................    8763        1,105  M.9.c.
10.  Credit losses on off-balance sheet derivatives (see instructions)................................    A251            0  M.10.

11.  Does the reporting bank have a Subchapter S election in effect for federal income tax                    YES       NO
     purposes for the current tax year?...............................................................    A530            X  M.11.
12.  Deferred portion of total applicable income taxes included in Schedule RI,                                Bil Mil Thou
     items 9 and 11 (to be reported with the December Report of Income)...............................    4772          N/A  M.12.

------------
(1)  For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:     The Huntington National Bank                                               Call Date:  03/31/1999 FFIEC 031
Address:                 41 S. High Street                                                                                 Page RI-4
City, State  Zip:        Columbus, OH  43287                                                              Printed 04/29/1999 at 9:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------

SCHEDULE RI-A -- CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                           -----
                                                                                            I483 <-
                                                                           ---------------------
                                        Dollar Amounts in Thousands        RIAD     Bil Mil Thou
------------------------------------------------------------------------------------------------
 1.  Total equity capital originally reported in the
     December 31, 1998, Reports of Condition and Income................    3215      2,208,624   1.

 2.  Equity capital adjustments from amended Reports of
     Income, net*......................................................    3216              0   2.

 3.  Amended balance end of previous calendar year
     (sum of items 1 and 2)............................................    3217      2,208,624   3.

 4.  Net income (loss) (must equal Schedule RI, item 12)...............    4340         97,125   4.

 5.  Sale, conversion, acquisition, or retirement of
     capital stock, net................................................    4346              0   5.

 6.  Changes incident to business combinations, net....................    4356         18,455   6.

 7.  LESS:  Cash dividends declared on preferred stock.................    4470              0   7.

 8.  LESS:  Cash dividends declared on common stock....................    4460         47,284   8.

 9.  Cumulative effect of changes in accounting principles
     from prior years* (see instructions for this schedule)............    4411              0   9.

10.  Corrections of material accounting errors from prior
     years* (see instructions for this schedule).......................    4412              0  10.

11.  a.   Change in net unrealized holding gains (losses) on
          available-for-sale securities................................    8433        (42,620) 11.a.

     b.   CHANGE IN ACCUMULATED NET GAINS (LOSSES) ON CASH
          FLOW HEDGES..................................................    4574              0  11.b.

12.  Foreign currency translation adjustments..........................    4414              0  12.

13.  Other transactions with parent holding company* (not
     included in items 5, 7, or 8 above)...............................    4415              0  13.

14.  Total equity capital end of current period (sum of
     items 3 through 13) (must equal Schedule RC, item 28).............    3210      2,234,300  14.


*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES IN
               ALLOWANCE FOR CREDIT LOSSES

PART I.  Charge-Offs and Recoveries on Loans and Leases

PART I Excludes Charge-Offs and Recoveries through the Allocated Transfer Risk Reserve.


                                                                                                                  -----
                                                                                                                   I486  <-
                                                                           --------------------------------------------
                                                                                (Column A)              (Column B)
                                                                               Charge-offs              Recoveries
                                                                           ----------------------   -------------------
                                                                                      Calendar year-to-date
                                                                           --------------------------------------------
                                        Dollar Amounts in Thousands        RIAD     Bil Mil Thou    RIAD   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1.   Loans secured by real estate:

     a.   To U.S. addressees (domicile)...............................     4651       1,775         4661       756       1.a.

     b.   To non-U.S. addressees (domicile)...........................     4652           0         4662         0       1.b.

2.   Loans to depository institutions and acceptances of other banks:

     a.   To U.S. banks and other U.S. depository institutions........     4653           0         4663         0       2.a.

     b.   To foreign banks............................................     4654           0         4664         0       2.b.

3.   Loans to finance agricultural production and other loans to
     farmers..........................................................     4655           7         4665         1       3.

4.   Commercial and industrial loans:

     a.   To U.S. addressees (domicile)...............................     4645       5,022         4617       759       4.a.

     b.   To non-U.S. addressees (domicile)...........................     4646           0         4618         0       4.b.

5. Loans to individuals for household, family, and other personal expenditures:

     a.   Credit cards and related plans..............................     4656       6,415         4666     1,109       5.a.

     b.   Other (includes single payment, installment, and all
          student loans)..............................................     4657      16,560         4667     4,364       5.b.

6.   Loans to foreign governments and official institutions...........     4643           0         4627         0       6.

7.   All other loans..................................................     4644           0         4628         0       7.

8.   Lease financing receivables:

     a.   Of U.S. addressees (domicile)...............................     4658       2,752         4668       355       8.a.

     b.   Of non-U.S. addressees (domicile)...........................     4659           0         4669         0       8.b.

9.   Total (sum of items 1 through 8).................................     4635      32,531         4605     7,344       9.


Legal Title of Bank:     The Huntington National Bank                                                Call Date:  3/31/1999 FFIEC 031
Address:                 41 S. High Street                                                                                 Page RI-5
City, State  Zip:        Columbus, OH  43287                                                              Printed 04/29/1999 at 9:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED


                                                                                   (Column A)           (Column B)
                                                                                  Charge-offs           Recoveries
                                                                             ----------------------------------------
Memoranda                                                                             Calendar year-to-date
                                                                             ----------------------------------------
                                                Dollar Amounts in Thousands     RIAD Bil Mil Thou   RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in
   Schedule RI-B, part I, items 4 and 7, above................................  5409            0   5410           0  M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development..................................       3582          119   3583           0  M.5.a.
   b. Secured by farmland.....................................................  3584            0   3585           0  M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit.......................  5411          821   5412          96  M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties........  5413          223   5414         103  M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties...............  3588            0   3589           0  M.5.d.
   e. Secured by nonfarm nonresidential properties............................  3590          612   3591         557  M.5.e.



PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                                                                        ----------------------
                                                                         Dollar Amounts in Thousands    RIAD      Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1998, Reports of Condition and Income..............  3124           288,315  1.
2. Recoveries (must equal or exceed part I, item 9, column B above)...................................  2419             7,344  2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above)............................  2432            32,531  3.
4. Provision for credit losses (must equal Schedule RI, item 4.a).....................................  4230            25,305  4.
5. Adjustments* (see instructions for this schedule)..................................................  4815             2,543  5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed
   Schedule RC, item 4.b).............................................................................  A512           290,976  6.

-----------------
* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  The Huntington National Bank                                                  Call Date:  03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RI-6
City, State  Zip:     Columbus, OH 43287                                                                 Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                       -----
                                                                                                                        I492 <--
                                                                                                                ------------
                                                                                                                Year-to-date
                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBF's
    a. Interest income booked........................................................................    4837            N/A   1.a.
    b. Interest expense booked.......................................................................    4838            N/A   1.b.
    c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
       IBFs (item 1.a minus 1.b).....................................................................    4839            N/A   1.c.
2.  Adjustments for booking location of international operations:
    a. Net interest income attributable to international operations booked at domestic offices.......    4840            N/A   2.a.
    b. Net interest income attributable to domestic business booked at foreign offices...............    4841            N/A   2.b.
    c. Net booking location adjustment (item 2.a minus 2.b)..........................................    4842            N/A   2.c.
3.  Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations...................................    4097            N/A   3.a.
    b. Provision for loan and lease losses attributable to international operations..................    4235            N/A   3.b.
    c. Other noninterest expense attributable to international operations............................    4239            N/A   3.c.
    d. Net noninterest income (expense) attributable to international operations (item 3.a
       minus 3.b and 3.c)............................................................................    4843            N/A   3.d.
4.  Estimated pretax income attributable to international operations before capital allocation
    adjustment (sum of items 1.c, 2.c, and 3.d)......................................................    4844            N/A   4.
5.  Adjustment to pretax income for internal allocations to international operations to reflect
    the effects of equity capital on overall bank funding costs......................................    4845            N/A   5.
6.  Estimated pretax income attributable to international operations after capital allocation
    adjustment(sum of times 4 and 5).................................................................    4846            N/A   6.
7.  Income taxes attributable to income from international operations as estimated in item 6.........    4797            N/A   7.
8.  Estimated net income attributable to international operations (item 6 minus 7)...................    4341            N/A   8.

Memoranda


                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Intracompany interest income included in item 1.a above..........................................    4847            N/A   M.1.
2.  Intracompany interest expense included in item 1.b above.........................................    4848            N/A   M.2.

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                                 ------------
                                                                                                                 Year-to-date
                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Interest income booked at IBFs...................................................................    4849            N/A   1.
2.  Interest expense booked at IBFs..................................................................    4850            N/A   2.
3.  Noninterest income attributable to international operations booked at domestic offices
    (excluding IBFs):
    a. Gains (losses) and extraordinary items........................................................    5491            N/A   3.a.
    b. Fees and other noninterest income.............................................................    5492            N/A   3.b.
4.  Provisions for loan and lease losses attributable to international operations booked at domestic
    offices (excluding IBFs).........................................................................    4852            N/A   4.
5.  Other noninterest expense attributable to international operations booked at domestic offices
    (excluding IBFs).................................................................................    4853            N/A   5.

Legal Title of Bank:  The Huntington National Bank                                                  Call Date:  03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RI-7
City, State Zip:      Columbus, OH 43287                                                                 Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.


Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                                -----
                                                                                                                 I495 <-
                                                                                                    -----------------
                                                                                                         Year-to-date
                                                                                                    -----------------
                                                                      Dollar Amounts in Thousands   RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains (losses) on other real estate owned .............................................. 5415           0  1.a.
    b. Net gains (losses) on sales of loans ....................................................... 5416           0  1.b.
    c. Net gains (losses) on sales of premises and fixed assets.................................... 5417           0  1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
    d. TEXT 4461  Income from Bank-Owned Life Insurance (BOLI)                                      4461       9,390  1.d.
    e. TEXT 4462  Net losses on lease-and residuals                                                 4462       1,468  1.e.
    f. TEXT 4463                                                                                    4463              1.f.
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets .................................................. 4531       8,592  2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net (gains) losses on other real estate owned .............................................. 5418           0  2.b.
    c. Net (gains) losses on sales of loans ....................................................... 5419           0  2.c.
    d. Net (gains) losses on sales of premises and fixed assets ................................... 5420           0  2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
    e. TEXT 4464  none                                                                              4464           0  2.e.
    f. TEXT 4467                                                                                    4467              2.f.
    g. TEXT 4468                                                                                    4468              2.g.
3.  Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
    a. (1)   TEXT 6373  Effect of adopting FAS 133, "Accounting for Deriva                          6373           0  3.a.(1)
       (2) Applicable income tax effect                              RIAD 4486                   0                    3.a.(2)
    b. (1)   TEXT 4487                                                                              4487              3.b.(1)
       (2) Applicable income tax effect                              RIAD 4488                                        3.b.(2)
    c. (1)   TEXT 4489                                                                              4489              3.c.(1)
       (2) Applicable income tax effect                              RIAD 4491                                        3.c.(2)
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
    (itemize and describe all adjustments):
    a. TEXT 4492  n/a                                                                               4492           0  4.a.
    b. TEXT 4493                                                                                    4493              4.b.
5.  Cumulative effect of change in accounting principles from prior years
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
    a. TEXT 4494  n/a                                                                               4494           0  5.a.
    b. TEXT 4495                                                                                    4495              5.b.
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
    (itemize and describe all corrections):
    a. TEXT 4496  n/a                                                                               4496           0  6.a.
    b. TEXT 4497                                                                                    4497              6.b.


Legal Title of Bank:  The Huntington National Bank                                                  Call Date:  03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RI-8
City, State Zip:      Columbus, OH 43287                                                                 Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RI-E--CONTINUED

                                                                                                    --------------------
                                                                                                            Year-to-date
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RIAD    Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
   a. TEXT 4498  n/a                                                                                4498              0  7.a.
   b. TEXT 4499                                                                                     4499                 7.b.
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
   a. TEXT 4521  Change incident to business combination                                            4521          2,543  8.a.
   b. TEXT 4522                                                                                     4522                 8.b.
9. Other explanations (the space below is provided for the bank to briefly describe, at its         I498          I499
   option, any other significant items affecting the Report of Income):
   No comment [X] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:  The Huntington National Bank                                                   Call Date: 03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RC-1
City, State Zip:      Columbus, OH 43287                                                                 Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET


                                                                                                                        -----
                                                                                                                         C400  <--
                                                                                                     ------------------------
                                                                       Dollar Amounts in Thousands   RCFD        Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ....................................... 0081            957,763  1.a.
    b. Interest-bearing balances (2) ............................................................... 0071              1,693  1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) .................................. 1754             23,044  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ................................ 1773          5,318,512  2.b.
3.  Federal funds sold and securities purchased under agreements to resell ......................... 1350             22,730  3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122           19,991,705                          4.a.
    b. LESS: Allowance for loan and lease losses ...................  RCFD 3123              290,976                          4.b.
    c. LESS: Allocated transfer risk reserve .......................  RCFD 3128                    0                          4.c.
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) ......................................... 2125         19,700,729  4.d.
5.  Trading assets (from Schedule RC-D) ............................................................ 3545              6,466  5.
6.  Premises and fixed assets (including capitalized leases) ....................................... 2145            446,342  6.
7.  Other real estate owned (from Schedule RC-M) ................................................... 2150             17,853  7.
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........ 2130              7,696  8.
9.  Customers' liability to this bank on acceptances outstanding ................................... 2155             19,402  9.
10. Intangible assets (from Schedule RC-M) ......................................................... 2143            751,923 10.
11. Other assets (from Schedule RC-F) .............................................................. 2160          1,138,695 11.
12. Total assets (sum of items 1 through 11) ....................................................... 2170         28,412,848 12.

-----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  The Huntington National Bank                                      Call Date:  03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                     Page RC-2
City, State Zip:      Columbus, OH 43287                                               Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RC--CONTINUED

                                                                                                           ------------
                                                                       Dollar Amounts in Thousands         Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) .................................................................................... RCON 2200  18,993,560  13.a.
       (1) Noninterest-bearing(1) ................................ RCON 6631              2,982,925                        13.a.(1)
       (2) Interest-bearing ...................................... RCON 6636             16,010,635                        13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II) ................................................................................... RCFN 2200     209,856  13.b.
       (1) Noninterest-bearing ................................... RCFN 6631                      0                        13.b.(1)
       (2) Interest-bearing ...................................... RCFN 6636                209,856                        13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase .................... RCFD 2800   2,571,414  14.
15. a. Demand notes issued to the U.S. Treasury ................................................... RCON 2840      27,000  15.a.
    b. Trading liabilities (from Schedule RC-D) ................................................... RCFD 3548           0  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less .............................................. RCFD 2332   1,477,541  16.a.
    b. With a remaining maturity of more than one year through three years ........................ RCFD A547   1,390,149  16.b.
    c. With a remaining maturity of more than three years ......................................... RCFD A548     237,985  16.c.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ...................................... RCFD 2920      19,402  18.
19. Subordinated notes and debentures(2) .......................................................... RCFD 3200     767,901  19.
20. Other liabilities (from Schedule RC-G) ........................................................ RCFD 2930     483,740  20.
21. Total liabilities (sum of items 13 through 20) ................................................ RCFD 2948  26,178,548  21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ................................................. RCFD 3838           0  23.
24. Common stock .................................................................................. RCFD 3230      40,000  24.
25. Surplus (exclude all surplus related to preferred stock) ...................................... RCFD 3839     832,836  25.
26. a. Undivided profits and capital reserves ..................................................... RCFD 3632   1,379,554  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ..................... RCFD 8434     (18,090) 26.b.
    c. Accumulated net gains (losses) on cash flow hedges ......................................... RCFD 4336           0  26.c.
27. Cumulative foreign currency translation adjustments ........................................... RCFD 3284           0  27.
28. Total equity capital (sum of items 23 through 27) ............................................. RCFD 3210   2,234,300  28.
29. Total liabilities and equity capital (sum of items 21 and 28) ................................. RCFD 3300  28,412,848  29.


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                        Number
    auditors as of any date during 1998 ................................................................ RCFD 6724      2  M.1.


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external
    auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:        The Huntington National Bank                                    Call Date:        03/31/1999 FFIEC 031
Address:                    41 S. High St.                                                                               Page RC-3
City, State   Zip:          Columbus, OH  43287                                                        Printed 04/29/1999 at 09:58
FDIC Certificate No:        0|6|5|6|0
                            ---------

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading

                                                                                                                           ----
                                                                                                                           C405  <-
                                                                                   ---------------------------------------------
                                                                                      (Column A)                 (Column B)
                                                                                      Consolidated                Domestic
                                                                                        Bank                       Offices
                                                                                   -----------------           -----------------
                                                Dollar Amounts in Thousands        RCFD Bil Mil Thou           RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and
    coin...................................................................        0022       509,033                           1.
    a. Cash items in process of collection and unposted debits ...........                                     0020     244,129 1.a.
    b. Currency and coin ..................................................                                    0080     264,904 1.b.
2.  Balances due from depository institutions in the U.S...................                                    0082     145,140 2.
    a. U.S. branches and agencies of foreign banks (including their IBFs)..        0083            0                            2.a.
    b. Other commercial banks in the U.S. and other depository institutions
       in the U.S. (including their IBFs) .................................        0085      145,140                            2.b.
3.  Balances due from banks in foreign countries and foreign central banks                                     0070           0 3.
    a. Foreign branches of other U.S. banks ...............................        0073            0                            3.a.
    b. Other banks in foreign countries and foreign central banks .........        0074            0                            3.b.
4.  Balances due from Federal Reserve Banks ...............................        0090      305,283           0090     305,283 4.
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b) ................................        0010      959,456           0010     959,456 5.
                                                                                   ---------------------------------------------

Memorandum                                        Dollar Amounts in Thousands                                  RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
    column B above) ........................................................................................... 0050    143,447 M.1.


SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                         ----
                                                                                                                         C410  <-
                                           -----------------------------------------------------------------------------------
                                                      Held -To-maturity                           Available-for-sale
                                           -----------------------------------------------------------------------------------
                                               (Column A)           (Column B)            (Column C)             (Column D)
                                             Amortized Cost         Fair Value          Amoritzed Cost         Fair Value (1)
     Dollar Amounts in Thousands            RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou      RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1.  U.S. Treasury Securities ..........     0211          156    0213          156    1286      745,580      1287     736,861  1.
2.  U.S. Government agency obligations
    (exclude mortgage-backed
     securities):
    a.  Issued by U.S. Government
        agencies (2) ..................     1289            0    1290            0    1291            0      1293           0  2.a.
    b.  Issued by U.S.Government-sponsored
        agencies (3)  ..................    1294            0    1295            0    1297    1,441,258      1298   1,428,169  2.b.

---------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:        The Huntington National Bank                                    Call Date:        03/31/1999 FFIEC 031
Address:                    41 S. High St.                                                                               Page RC-4
City, State   Zip:          Columbus, OH  43287                                                        Printed 04/29/1999 at 09:58
FDIC Certificate No:       |0|6|5|6|0|
                            -----------


SCHEDULE RC-B--CONTINUED



                                       ----------------------------------------------------------------------------------
                                                Held-to-maturity                            Available-for-sale
                                       ----------------------------------------------------------------------------------
                                          (Column A)           (Column B)            (Column C)             (Column D)
                                        Amortized Cost         Fair Value          Amoritzed Cost         Fair Value (1)
     Dollar Amounts in Thousands       RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou      RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
3.  Securities issued by states
    and political  subdivisions
    in the U.S.:
    a. General obligations .......     1676        8,590    1677        8,691    1678      226,688      1679      226,797  3.a.
    b. Revenue obligations .......     1681       14,298    1686       14,567    1690       61,472      1691       62,175  3.b.
    c. Industrial development
       and similar obligations ...     1694            0    1695            0    1696            0      1697            0  3.c.
4.  Mortgage-backed
    securities (MBS):
    a. Pass-through securities:
       (1) Guaranteed by
           GNMA ..................     1698            0    1699            0    1701       46,327      1702       47,290  4.a.(1)
       (2) Issued by FNMA
           and FHLMC .............     1703            0    1705            0    1706    1,533,216      1707    1,524,292  4.a.(2)
       (3) Other pass-through
           securities ............     1709            0    1710            0    1711            0      1713            0  4.a.(3)
    b. Other mortagage-backed
       securities (include CMOs,
       REMICs, and stripped
       MBS):
       (1) Issued or guaranteed
           by FNMA, FHLMC,
           or GNMA ...............     1714            0    1715            0    1716      949,422      1717      949,373  4.b.(1)
       (2) Collateralized
           by MBS issued or
           guaranteed by FNMA,
           FHLMC, or GNMA ........     1718            0    1719            0    1731           40      1732           40  4.b.(2)

       (3) All other mortgage-backed
           securities ............     1733            0    1734            0    1735            0      1736            0  4.b.(3)
5.  Other debt securities:
    a. Other domestic debt
       securities ................     1737            0    1738            0    1739      309,287      1741      310,322  5.a.
    b. Foreign debt
       securities ................     1742            0    1743            0    1744        3,499      1746         3,500 5.b.
6.  Equity securities:
    a. Investments in mutual
       Funds and other equity
       securities with readily
       determinable fair values ..                                               A510            0      A511            0  6.a.
    b. All other equity
       securities(1) .............                                               1752       29,693      1753       29,693  6.b.
7.  Total (sum of items 1
    through 6) (total of
    column  A must equal
    Schedule RC, item 2.a.)
    (total of column D must
    equal Schedule RC,
    item 2.b) ....................     1754      23,044    1771       23,414    1772    5,346,482      1773     5,318,512 7.

-------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b., column D.

Legal Title of Bank:        The Huntington National Bank                                      Call Date:        03/31/1999 FFIEC 031
Address:                    41 S. High St.                                                                                 Page RC-5
City, State   Zip:          Columbus, OH  43287                                                          Printed 04/29/1999 at 09:58
FDIC Certificate No.:       0|6|5|6|0
                            ---------

SCHEDULE RC-B--CONTINUED

                                                                                                         -----
Memoranda                                                                                                 C412  <-
                                                                                             -----------------
                                                            Dollar Amounts in Thousands      RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1.  Pledged securities(1) ..............................................................     0416    2,267,548  M.1.
2.  Maturity and repricing data for DEBT securities(1),(2) (excluding those in nonaccrual status):
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
       mortgage pass-through securities other than those backed by closed-end first lien
       1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)
       (1) Three months or less ........................................................     A549        4,155  M.2.a.(1)
       (2) Over three months through 12 months .........................................     A550        7,672  M.2.a.(2)
       (3) Over one year through three years ...........................................     A551      195,049  M.2.a.(3)
       (4) Over three years through five years .........................................     A552    1,286,896  M.2.a.(4)
       (5) Over five years through 15 years ............................................     A553    1,190,496  M.2.a.(5)
       (6) Over 15 years ...............................................................     A554      106,600  M.2.a.(6)
    b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
       (1) Three months or less ........................................................     A555            0  M.2.b.(1)
       (2) Over three months through 12 months .........................................     A556            0  M.2.b.(2)
       (3) Over one year through three years ...........................................     A557            9  M.2.b.(3)
       (4) Over three years through five years .........................................     A558            0  M.2.b.(4)
       (5) Over five years through 15 years ............................................     A559      801,981  M.2.b.(5)
       (6) Over 15 years ...............................................................     A560      769,592  M.2.b.(6)
    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
       (1) Three years or less .........................................................     A561       51,284  M.2.c.(1)
       (2) Over three years ............................................................     A562      898,129  M.2.c.(2)
    d. Debt securities with a REMAINING MATURITY of one year or less (included in
       Memorandum items 2.a. through 2.c above) ........................................     A248       50,647  M.2.d.
3.-6.  Not applicable
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-
    sale or trading securities during the calendar year-to-date (report the amortized
    cost at date of sale or transfer) ..................................................     1778            0  M.7.
8.  NOT APPLICABLE
9.  Structured  notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
    a. Amortized cost ..................................................................     8782            0  M.9.a.
    b. Fair value ......................................................................     8783            0  M.9.b.

----------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by reporting frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:        The Huntington National Bank                                      Call Date:        03/31/1999 FFIEC 031
Address:                    41 S. High St.                                                                                 Page RC-6
City, State   Zip:          Columbus, OH  43287                                                          Printed 06/02/1999 at 15:00
FDIC Certificate No:        |0|6|5|6|0|
                            -----------

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                               --------
                                                                                                                 C415     <-
                                                                                ---------------------------------------
                                                                                    (Column A)           (Column B)
                                                                                   Consolidated           Domestic
                                                                                       Bank                Offices
                                                                                ---------------------------------------
                                                  Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate.............................................   1410    8,314,657                         1.
    a. Construction and land development.....................................                        1415       765,304   1.a.
    b. Secured by farmland (including farm residential and other
       improvements).........................................................                        1420        42,158   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit.....................                        1797     1,452,196   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens........................................                        5367     1,878,449   1.c.(2)(a)
           (b) Secured by junior liens.......................................                        5368       788,802   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties.............                        1460       185,533   1.d.
    e. Secured by nonfarm nonresidential properties..........................                        1480     3,202,215   1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ......................................                        1505        22,115   2.a.
       (1) To U.S. branches and agencies of foreign banks....................   1506            0                         2.a.(1)
       (2) To other commercial banks in the U.S. ............................   1507       22,115                         2.a.(2)
    b. To other depository institutions in the U.S. .........................   1517       12,000    1517        12,000   2.b.
    c. To banks in foreign countries.........................................                        1510             0   2.c.
       (1) To foreign branches of other U.S. banks...........................   1513            0                         2.c.(1)
       (2) To other banks in foreign countries...............................   1516            0                         2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers......   1590      111,614    1590       111,614   3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile).........................................   1763    4,576,582    1763     4,576,582   4.a.
    b. To non-U.S. addressees (domicile).....................................   1764            0    1764             0   4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks.........................................................   1756           94    1756            94   5.a.
    b. Of foreign banks......................................................   1757          592    1757           592   5.b.
 6. Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper)...........                        1975     4,529,490   6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans)...............................................   2008      527,171                         6.a.
    b. Other (includes single payment, installment, and all student loans)...   2011    4,002,319                         6.b.
 7. Loans to foreign governments and official institutions (including
    foreign central banks)...................................................   2081            0    2081             0   7.
 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. ................................................   2107       92,772    2107        92,772   8.
 9. Other loans..............................................................   1563      205,804                         9.
    a. Loans for purchasing or carrying securities (secured and unsecured)...                        1545        48,942   9.a.
    b. All other loans (exclude consumer loans)..............................                        1564       156,862   9.b.
10. Lease financing receivables (net of unearned income).....................                        2165     2,126,229  10.
    a. Of U.S. addressees (domicile).........................................   2182    2,126,229                        10.a.
    b. Of non-U.S. addressees (domicile).....................................   2183            0                        10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above..........   2123          244    2123           244  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a)...................................................   2122   19,991,705    2122    19,991,705  12.

Legal Title of Bank: The Huntington National Bank                                                     Call Date: 3/31/1999 FFIEC 031
Address:             41 S. High St.                                                                                        Page RC-7
City, State  Zip:    Columbus, OH 43287                                                                  Printed 06/02/1999 at 15:00
FDIC Certificate No.: 0|6|5|6|0
                      ---------

SCHEDULE RC-C-- CONTINUED

PART I. CONTINUED


Memoranda                                                                                        ------------------------
                                                      Dollar Amounts in Thousands                            Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in Schedule
   RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,
   Memorandum item 1):

   a. Loans secured by real estate:
       (1) To U.S. addressees (domicile).......................................................  RCFD 1687        2,214   M.2.a.(1)
       (2) To non-U.S. addressees (domicile)...................................................  RCFD 1689            0   M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals for
      household, family, and other personal expenditures)......................................  RCFD 8691          550   M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addresses (domicile) included in Memorandum item 2.b above...............................  RCFD 8692            0   M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c(2)(a), column B)
      with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less.................................................................  RCON A564      354,289   M.3.a.(1)
      (2) Over three months through 12 months..................................................  RCON A565      526,334   M.3.a.(2)
      (3) Over one year through three years....................................................  RCON A566      181,930   M.3.a.(3)
      (4) Over three years through five years..................................................  RCON A567      173,209   M.3.a.(4)
      (5) Over five years through 15 years.....................................................  RCON A568      266,945   M.3.a.(5)
      (6) Over 15 years........................................................................  RCON A569      357,365   M.3.a.(6)
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column  B)
      with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less.................................................................  RCFD A570    7,404,692   M.3.b.(1)
      (2) Over three months through 12 months..................................................  RCFD A571    1,584,994   M.3.b.(2)
      (3) Over one year through three years....................................................  RCFD A572    3,400,671   M.3.b.(3)
      (4) Over three years through five years..................................................  RCFD A573    4,216,478   M.3.b.(4)
      (5) Over five years through 15 years.....................................................  RCFD A574    1,374,939   M.3.b.(5)
      (6) Over 15 years........................................................................  RCFD A575       75,987   M.3.b.(6)
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      with a REMAINING MATURITY of one year or less............................................  RCFD A247    3,868,481   M.3.c.
   d. Loans secured by nonfarm nonresidential properties in domestic offices (reported in
      Schedule RC-C, part I, item 1.e, column B) with a REMAINING MATURITY of over five years..  RCON A577      411,999   M.3.d.
   e. Commercial and industrial loans (reported in Schedule RC-C, part I, item 4, column A)
      with a REMAINING MATURITY of over three years............................................  RCFD A578    1,202,360   M.3.e.

------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c. (2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

Legal Title of Bank: The Huntington National Bank                                                    Call Date: 03/31/1999 FFIEC 031
Address:              41 S. High St.                                                                                       Page RC-8
City, State  Zip:     Columbus, OH 43287                                                                 Printed 06/02/1999 at 15:00

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

Memoranda (continued)

                                                                                                  -------------------------
                                                Dollar Amounts in Thousands                                    Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
4. Loans to finance commercial real estate, construction, and land development activities
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,
   page RC-6(1)...............................................................................   RCFD 2746       120,531      M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)..............   RCFD 5369       279,794      M.5.
6. Adjustable rate closed-end loans secured by first liens on 1 -4 family residential properties
   in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6) RCON 5370       565,476      M.6.

----------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



SCHEDULE RC-D TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/ notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                      -----
                                                                                                                       C420  <--
                                                                                                    -----------------------
                                                        Dollar Amounts in Thousands                            Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices.................................................   RCON 3531           0     1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage- backed securities .   RCON 3532           0     2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices.......   RCON 3533           0     3.
 4. Mortgages-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA......................   RCON 3534           0     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)..................................................   RCON 3535           0     4.b.
    c. All other mortgage-backed securities......................................................   RCON 3536           0     4.c.
 5. Other debt securities in domestic offices....................................................   RCON 3537           0     5.
 6. -8. Not applicable.
 9. Other trading assets in domestic offices.....................................................   RCON 3541       6,466     9.
10. Trading assets in foreign offices............................................................   RCFN 3542           0     10.
11. Revaluation gains in interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices.......................................................................   RCON 3543           0     11.a.
    b. In foreign offices........................................................................   RCFN 3543           0     11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)............   RCFD 3545       6,466     12.

                                                                                                    -----------------------
LIABILITIES                                                                                                    Bil Mil Thou
                                                                                                    -----------------------
13. Liability for short positions................................................................   RCFD 3546            0    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts....................................................................................   RCFD 3547            0    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b).......   RCFD 3548            0    15.

Legal Title of Bank:   The Huntington National Bank                                                 Call Date:  03/31/1999 FFIEC 031
Address:               41 S. High St.                                                                                      Page RC-9
City, State    Zip:    Columbus, OH  43287                                                               Printed 04/29/1999 at 09:58
FDIC Certificate No.:  06560
                       -----

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I DEPOSITS IN DOMESTIC OFFICES

                                                                                                                   -----
                                                                                                                    C425    <-
                                                            ------------------------------------------------------------
                                                                                                       Nontransaction
                                                                     Transaction Accounts                 Accounts
                                                            ------------------------------------------------------------
                                                                  (Column A)         (Column B)          (Column C)
                                                              Total transaction     Memo: Total             Total
                                                            accounts (including   demand deposits       nontransaction
                                                                 total demand       (included in         accounts
                                                                  deposits)          column A)       (including MMDAs)
                                                            ------------------------------------------------------------
                    Dollar Amounts in Thousands              RCON  Bil Mil Thou  RCON   Bil Mil Thou  RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations..............  2201   3,276,618   2240     2,684,472   2346   14,745,256     1.
2. U.S. Government..........................................  2202       2,327   2280         2,327   2520            0     2.
3. States and political subdivisions in the U.S.............. 2203      97,381   2290        94,375   2530      670,227     3.
4. Commercial banks in the U.S..............................  2206      61,706   2310        61,706   2550            0     4.
5. Other depository institutions in the U.S.................  2207           0   2312             0   2349            0     5.
6. Banks in foreign countries...............................  2213       1,044   2320         1,044   2236            0     6.
7. Foreign governments and official institutions
   (including foreign central banks)........................  2216           0   2300             0   2377            0     7.
8. Certified and official checks............................  2330     139,001   2330       139,001                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)...............................................  2215   3,578,077   2210     2,982,925   2385   15,415,483     9.


Memoranda

                                                                                                        -----------------
                    Dollar Amounts in Thousands                                                         RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............................. 6835    1,022,910  M.1.a.
   b. Total brokered deposits.......................................................................... 2365      174,410  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000................................................ 2343            0  M.1.c.(1)
      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less.................... 2344            0  M.1.c.(2)
   d. Maturity data for brokered deposits:
     (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
         maturity of one year or less (included in Memorandum item 1.c.(1) above)...................... A243            0  M.1.d.(1)
     (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
         maturity of one year or less (included in Memorandum item 1.b above).......................... A244      174,410  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)................................................... 5590          N/A  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposits accounts (MMDAs)....................................................... 6810     4,032,933 M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)...................................................... 0352     3,748,469 M.2.a.(2)
   b. Total time deposits of less than $100,000........................................................ 6648     5,709,983 M.2.b.
   c. Total time deposits of $100,000 or more.......................................................... 2604     1,924,098 M.2.c.
3. All NOW accounts (included in column A above)....................................................... 2398       463,564 M.3.
4. Not applicable

Legal Title of Bank: The Huntington National Bank                                                    Call Date: 03/31/1999 FFIEC 031
Address:             41 S. High St.                                                                                       Page RC-10
City, State  Zip:    Columbus, OH    43287                                                               Printed 04/29/1999 at 09:58
FDIC Certificate No.: 0|6|5|6|0
                      ---------


SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)

                                                                                   ---------------------
                                                   Dollar Amounts in Thousands     RCON     Bil Mil Thou
--------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:

   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1) (2)

      (1) Three months or less..................................................   A579       1,697,311   M.5.a.(1)
      (2) Over three months through 12 months...................................   A580       2,432,943   M.5.a.(2)
      (3) Over one year through three years.....................................   A581       1,181,238   M.5.a (3)
      (4) Over three years......................................................   A582         398,491   M.5.a.(4)

   b. Time deposits of less than $100,000 with a  REMAINING MATURITY of one year
      or less (included in Memorandum items 5.a.(1) through 5.a.(4) above)......   A241       4,130,248   M.5.b.

6. Maturity and repricing data for time deposits of $100,000 or more:

   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1) (3)

      (1) Three months or less..................................................   A584         886,844   M.6.a.(1)
      (2) Over three months through 12 months...................................   A585         755,846   M.6.a.(2)
      (3) Over one year through three years.....................................   A586         244,002   M.6.a.(3)
      (4) Over three years......................................................   A587          37,406   M.6.a.(4)

   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or
      less (included in Memorandum items 6.a.(1) through 6.a.(4) above).........   A242       1,642,689   M.6.b.

------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) trough 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:        The Huntington National Bank                                 Call Date:  03/31/1999  FFIEC 031
Address:                    41 S. High St.                                                                      Page RC-11
City, State   Zip:          Columbus, OH  43287                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.:       |0|6|5|6|0|
                            -----------


SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                    ---------------------------
                                                                       Dollar Amounts in Thousands    RCFN         Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations....................................................    2621               72,870 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks).................................    2623                    0 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)....    2625                    0 3.
4. Foreign governments and official institutions (including foreign central banks)................    2650                    0 4.
5. Certified and official checks..................................................................    2330                    0 5.
6. All other deposits.............................................................................    2668              136,986 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)...........................    2200              209,856 7.
                                                                                                    ---------------------------

Memorandum
                                                                                                    ---------------------------
                                                                      Dollar Amounts in Thousands     RCFN         Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year of less (included in Part II, item 7 above)    A245              209,856 M.1.
                                                                                                    ---------------------------


SCHEDULE RC-F--OTHER ASSETS
                                                                                                                       --------
                                                                                                                          C430  <-
                                                                                                    ---------------------------
                                                                       Dollar Amounts in Thousands                 Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans..........................................................    RCFD 2164          91,298 1.
2. Net deferred tax assets (1)....................................................................    RCFD 2148               0 2.
3. Interest-only strips receivable (not in the form of a security) (2) on:
   a. Mortgage loans..............................................................................    RCFD A519               0 3.a.
   b. Other financial assets......................................................................    RCFD A520               0 3.b.
4. Other (itemize and describe amounts that exceed 25% of this item)..............................    RCFD 2168       1,047,397 4.
      ----------                                                     -----------------------------
   a. TEXT 3549     BANK OWNED LIFE INSURANCE                          RCFD 3549           737,228                              4.a.
      ---------------------------------------------------------------
   b. TEXT 3550                                                        RCFD 3550                                                4.b.
      ---------------------------------------------------------------
   c. TEXT 3551                                                        RCFD 3551                                                4.c.
      --------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11).............................    RCFD 2160       1,138,695 5.
                                                                                                    ---------------------------

                                                                                                    ---------------------------
Memorandum                                                            Dollar Amounts in Thousands                  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes.................................    RCFD 5610               0 M.1.
                                                                                                    ---------------------------


SCHEDULE RC-G--OTHER LIABILITIES
                                                                                                                       --------
                                                                                                                          C435  <-
                                                                                                    ---------------------------
                                                                      Dollar Amounts in Thousands                  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(3)..............................    RCON 3645          79,517 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)...................    RCFD 3646         263,114 1.b.
2. Net deferred tax liabilities(1)................................................................    RCFD 3049          65,178 2.
3. Minority interest in consolidated subsidiaries.................................................    RCFD 3000             238 3.
4. Other (itemize and describe amounts that exceed 25% of this item) .............................    RCFD 2938          75,693 4.
      ----------                                                     -----------------------------
   a. TEXT 3552     DEFERRED INCOME - SALE/LEASEBACK AGREEMENT         RCFD 3552            56,612                              4.a.
      ---------------------------------------------------------------
   b. TEXT 3553                                                        RCFD 3553                                                4.b.
      ---------------------------------------------------------------
   c. TEXT 3554                                                        RCFD 3554                                                4.c.
      --------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).............................    RCFD 2930         483,740 5.
                                                                                                    ---------------------------

----------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b., or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  The Huntington National Bank                                                  Call Date: 03/31/1999  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-12
City, State    Zip:   Columbus, OH  43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                 ----
                                                                                                                 C440  <-
                                                                                                  -------------------
                                                                                                     Domestic Offices
                                                                                                  -------------------
                                                    Dollar Amounts in Thousands                   RCON   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.   Customers' liability to this bank on accepting outstanding ...............................   2155         19,402   1.
2.   Bank's liability on acceptances executed and outstanding .................................   2920         19,402   2.
3.   Federal funds sold and securities purchased under agreements to resell ...................   1350         22,730   3.
4.   Federal funds purchased and securities sold under agreements to repurchase ...............   2800      2,571,413   4.
5.   Other borrowed money......................................................................   3190      3,105,675   5.
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..............   2163            N/A   6.
     OR
7.   Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ................   2941        296,684   7.
8.   Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
     and IBFs).................................................................................   2192     28,412,848   8.
9.   Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
     and IBFs) ................................................................................   3129     25,881,864   9.

                                                                                                  -------------------
IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND               RCON   Bil Mil Thou
AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                                -------------------
10.  U.S.  Treasury securities ................................................................   1039       745,736   10.
11.  U.S. Government agency obligations (exclude mortgage-backed securities) ..................   1041     1,441,258   11.
12.  Securities issued by states and political subdivisions in the U.S. .......................   1042       311,048   12.
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ......................................   1043     1,579,543   13.a.(1)
        (2) Other pass-through securities .....................................................   1044             0   13.a.(2)
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ......................................   1209       949,422   13.b.(1)
        (2) All other mortgage-backed securities ..............................................   1280            40   13.b.(2)
14.  Other domestic debt securities ...........................................................   1281       309,287   14.
15.  Foreign debt securities ..................................................................   1282         3,499   15.
16.  Equity securities:
     a. Investments in mutual funds and other equity securities with readily
        determinable fair values ..............................................................   A510             0   16.a.
     b. All other equity securities ...........................................................   1752        29,693   16.b
17.  Total amortized (historical) cost of both held-to-maturity and available-for-sale
     securities (sum of items 10 through 16) ..................................................   1374     5,369,526   17.


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)



                                                                                                  -------------------
                                                    Dollar Amounts in Thousands                   RCON   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
     EITHER
1.   Net due from the IBF of the domestic offices of the reporting bank .......................   3051            N/A  M.1.
     OR
2.   Net due to the IBF of the domestic offices of the reporting bank .........................   3059            N/A  M.2.


Legal Title of Bank:  The Huntington National Bank                                                   Call Date: 3/31/1999  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-13
City, State    Zip:   Columbus, OH  43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
To be completed only by banks with IBFs and other "Foreign" offices.

                                                                                                                   -----
                                                                                                                    C445   <-
                                                                                                     -------------------
                                                    Dollar Amounts in Thousands                      RCFN   Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.   Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ...............   2133            N/A    1.
2.   Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
     item 12, column A) ..........................................................................   2076            N/A    2.
3.   IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
     column A) ...................................................................................   2077            N/A    3.
4.   Total IBF liabilities (component of Schedule RC, item 21) ...................................   2898            N/A    4.
5.   IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
     part II, items 2 and 3)......................................................................   2379            N/A    5.
6.   Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...   2381            N/A    6.


SCHEDULE RC-K--QUARTERLY AVERAGES (1)


                                                                                                                    ------
                                                                                                                     C455    <-
                                                                                                      --------------------
                                                    Dollar Amounts in Thousands                       RCFN   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Interest-bearing balances due from depository institutions ..................................   RCFD 3381       5,288    1.
 2.  U.S. Treasury securities and U.S. Government agency obligations (2) (INCLUDING
     MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA) ....................   RCFD 3382   4,517,729    2.
 3.  Securities issued by states and political subdivisions in the U.S. (2) ......................   RCFD 3383     303,959    3.
 4.  a. Other debt securities(2) INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED OR GUARANTEED
        BY FNMA, FHLMC, OR GNMA)..................................................................   RCFD 3647     329,948    4.a.
     b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) ....   RCFD 3648      29,685    4.b.
 5.  Federal funds sold and securities purchased under agreements to resell.......................   RCFD 3365     140,944    5.
 6.  Loans:
     a. Loans in domestic offices:
        (1) Total loans ..........................................................................   RCON 3360  19,901,299   6.a.(1)
        (2) Loans secured by real estate .........................................................   RCON 3385   6,400,932   6.a.(2)
        (3) Loans to finance agricultural production and other loans to farmers ..................   RCON 3386     112,593   6.a.(3)
        (4) Commercial and industrial loans ......................................................   RCON 3387   5,902,927   6.a.(4)
        (5) Loans to individuals for household, family, and other personal expenditures...........   RCON 3388   5,435,137   6.a.(5)
     b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ................   RCFN 3360           0   6.b.
 7.  Trading assets...............................................................................   RCFD 3401       4,077   7.
 8.  Lease financing receivables (net of unearned income) ........................................   RCFD 3484   2,039,774   8.
 9.  Total assets (4) ............................................................................   RCFD 3368  28,400,654   9.
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
     and telephone and preauthorized transfer accounts) (exclude demand deposits) ................   RCON 3485   3,326,635  10.
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs) ....................................................   RCON 3486   3,906,119  11.a.
     b. Other savings deposits ...................................................................   RCON 3487   3,810,725  11.b.
     c. Time deposits of $100,000 or more ........................................................   RCON A514   1,732,571  11.c.
     d. Time deposits of less than $100,000 ......................................................   RCON A529   6,047,825  11.d.
12.  Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ....    RCFN 3404     288,894  12.
13.  Federal funds purchased and securities sold under agreements to repurchase ..................   RCFD 3353   2,854,771  13.
14.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized
     leases) .....................................................................................   RCFD 3355   2,911,580  14.

------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:     The Huntington National Bank                                                Call Date: 03/31/1999 FFIEC 031
Address:                 41 S. High Street                                                                                Page RC-14
City, State  Zip:        Columbus, OH  43287                                                              Printed 04/29/1999 at 9:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------

Schedule RC-L -- Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                        ----
                                                                                        C460   <--
                                                                      ----------------------
                                   Dollar Amounts in Thousands        RCFD      Bil Mil Thou
--------------------------------------------------------------------------------------------
 1.  Unused commitments:
     a.   Revolving, open-end lines secured by 1-4 family
          residential properties, e.g., home equity lines.........    3814       2,369,803     1.a.
     b.   Credit card lines.......................................    3815       1,992,256     1.b.
     c.   Commercial real estate, construction, and land
          development:
          (1)  Commitments to fund loans secured by real
               estate.............................................    3816         258,186     1.c.(1)
          (2)  Commitments to fund loans not secured by
               real estate........................................    6550          17,192     1.c.(2)
     d.   Securities underwriting.................................    3817               0     1.d.
     e.   Other unused commitments................................    3818       3,784,709     1.e.
2.   Financial standby letters of credit and foreign office
     guarantees...................................................    3819         703,893     2.
     a.   Amount of financial standby letters of credit
          conveyed to others              RCFD 3820      14,879...                             2.a.
3.   Performance standby letters of credit and
     foreign office guarantees....................................    3821          43,491     3.
     a.   Amount of performance standby letters
          of credit conveyed to others    RCF 3822        2,168...                             3.a.
4.   Commercial and similar letters of credit.....................    3411         129,429     4.
5.   Participations in acceptances (as described in the
     instructions) conveyed to others by the reporting bank.......    3428               0     5.
6.   Participations in acceptances (as described in the
     instructions) acquired by the reporting (nonaccepting) bank..    3429               0     6.
7.   Securities borrowed..........................................    3432               0     7.
8.   Securities lent (including customers' securities lent
     where the customer is indemnified against loss by the
     reporting bank)..............................................    3433               0     8.
9.   Financial assets transferred with recourse that have
     been treated as sold for Call Report purposes:
     a.   First lien 1-to-4 family residential mortgage
          loans:
          (1)  Outstanding principal balance of mortgages
               transferred as of the report date..................    A521           9,629     9.a.(1)
          (2)  Amount of recourse exposure on these
               mortgages as of the report date....................    A522           9,629     9.a.(2)
     b.   Other financial assets (excluding small business
          obligations reported in item 9.c):
          (1)  Outstanding principal balance of assets
               transferred as of the report date..................    A523               0     9.b.(1)
          (2)  Amount of recourse exposure on these assets
               as of the report date..............................    A524               0     9.b.(2)
     c.   Small business obligations transferred with
          recourse under Section 208 of the Riegle Community
          Development and Regulatory Improvement Act of 1994:
          (1)  Outstanding principal balance of small business
               obligations transferred as of the report date......    A249               0     9.c.(1)
          (2)  Amount of retained recourse on these obligations
               as of the report date..............................    A250               0     9.c.(2)
10.  Notional amount of credit derivatives:
     a.   Credit derivatives on which the reporting bank is
          the guarantor...........................................    A534               0     10.a.
     b.   Credit derivatives on which the reporting bank is
          the beneficiary.........................................    A535               0     10.b.
11.  Spot foreign exchange contracts..............................    8765             920     11.
12.  All other off-balance sheet liabilities (exclude
     off-balance sheet derivatives) (itemize and describe
     each component of this item over 25% of Schedule RC,
     item 28, "Total equity capital").............................    3430               0     12.
     a.   TEXT 3555                                    RCFD 3555                               12.a.
     b.   TEXT 3556                                    RCFD 3556                               12.b.
     c.   TEXT 3557                                    RCFD 3557                               12.c.
     d.   TEXT 3558                                    RCFD 3558                               12.d.

Legal Title of Bank: The Huntington National Bank                                                  Call Date: 03/31/1999 FFIEC 031
Address:             41 S. High St.                                                                                     Page RC-15
City, State Zip:     Columbus, OH 43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.:|0|6|5|6|0|
                     -----------

Schedule RC-L--Continued

                                                                                 -----------------------
                                       Dollar Amounts in Thousands               RCFD       Bil Mil Thou
--------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")                                             5591                  0  13.


    a.  TEXT 5592                                    RCFD 5592                                            13.a.
    b.  TEXT 5593                                    RCFD 5593                                            13.b.
    c.  TEXT 5594                                    RCFD 5594                                            13.c.
    d.  TEXT 5595                                    RCFD 5595                                            13.d.

                                                                                              -----------------
                                                                                                     C461       <-
---------------------------------------------------------------------------------------------------------------
                                      (Column A)         (Column B)          (Column C)           (Column D)
    Dollar Amounts in Thousands     Interest Rate     Foreign Exchange   Equity Derivative     Commodity and
    ---------------------------       Contracts          Contracts            Contracts        Other Contracts
Off-balance Sheet Derivatives     -----------------  ------------------  ------------------    -----------------
    Position Indicators           Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou    Tril Bil Mil Thou

---------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g.,
    notional amounts) (for
    each column,sum of items
    14.a through 14.e must
    equal sum of items 15,
    16.a, and 16.b:


    a. Futures contracts.........               0                    0                   0                      0  14.a.
                                    RCFD   8693         RCFD   8694           RCFD  8695           RCFD  8696

    b. Forward contracts                  470,072               74,241                   0                      0  14.b.
                                    RCFD   8697         RCFD   8698           RCFD  8699           RCFD  8700

    c. Exchange-traded option
       contracts:

       (1) Written options.......               0                    0                   0                      0  14.c.(1)
                                    RCFD   8701         RCFD   8702           RCFD  8703           RCFD  8704
       (2) Purchased options.....               0                    0                   0                      0  14.c.(2)
                                    RCFD   8705         RCFD   8706           RCFD  8707           RCFD  8708

    d. Over-the-counter option
       contracts:

       (1) Written options.......        240,274                     0                   0                      0  14.d.(1)
                                    RCFD   8709         RCFD   8710           RCFD  8711           RCFD  8712
       (2) Purchased options.....      1,314,774                     0                   0                      0  14.d.(2)
                                    RCFD   8713         RCFD   8714           RCFD  8715           RCFD  8716

    e. Swaps.....................      5,743,342                34,650                   0                      0  14.e.
                                    RCFD   3450         RCFD   3826           RCFD  8719           RCFD  8720

15. Total gross notional amount
    of derivative contracts
    held for trading.............      1,407,224                74,241                   0                      0  15.
                                    RCFD   A126         RCFD   A127           RCFD  8723           RCFD  8724

16. Gross notional amount of
    derivative contracts held for
    purposes other than trading:

    a. Contracts marked to market      1,294,572                     0                   0                      0  16.a.
                                    RCFD   8725         RCFD   8726           RCFD  8727           RCFD  8728
    b. Contracts not marked to
       market....................      5,066,666                34,650                   0                      0  16.b.
                                    RCFD   8729         RCFD   8730           RCFD  8731           RCFD  8732
    c. Interest rate swaps where
       the bank has agreed to pay
       a fixed rate..............        900,000                                                                   16.c.
                                    RCFD   A589

Legal Title of Bank:  The Huntington National Bank                                                 Call Date:  03/31/1999  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-16
City, State,  Zip:    Columbus, OH  43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------


SCHEDULE RC-L--CONTINUED


                                                                                                                     ------
                                                                                                                      C462   <--
                                   ----------------------------------------------------------------------------------------
Dollar Amounts in Thousands             (Column A)           (Column B)          (Column C)                 (Column D)
------------------------------         Interest Rate      Foreign Exchange    Equity Derivative            Commodity and
Off-balance Sheet Derivatives            Contracts           Contracts            Contracts               Other Contracts
                                   -----------------------------------------------------------------------------------------
Position Indicators                RCFD   Bil Mil Thou   RCFD   Bil Mil Thou   RCFD   Bil Mil Thou     RCFD     Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
17.  Gross fair values of
     derivative contracts:
     a. Contracts held for
        trading:
        (1) Gross positive
            fair value............ 8733         47,278   8734            502   8735              0     8736             0   17.a.(1)
        (2) Gross negative
            fair value............ 8737         44,853   8738            482   8739              0     8740             0   17.a.(2)
     b. Contracts held for
        purposes other than
        trading that are marked
        to market:
        (1) Gross positive
            fair value............ 8741          9,329   8742              0   8743              0     8744             0   17.b.(1)
        (2) Gross negative
            fair value............ 8745          1,694   8746              0   8747              0     8748             0   17.b.(2)
     c. Contracts held for
        purposes other than
        trading that are not
        marked to market:
        (1) Gross positive
            fair value............ 8749         36,669   8750              0   8751              0     8752             0   17.c.(1)
        (2) Gross negative
            fair value............ 8753          7,615   8754          1,573   8755              0     8756             0   17.c.(2)



                                                                                                       ---------------------
Memoranda                                            Dollar Amounts in Thousands                        RCFD    Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
   that are fee paid or otherwise legally binding)................................................      3833   3,047,868   M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others..............................RCFD  3834        450,473                         M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above..............      3377       2,600   M.4.
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE
      SEPTEMBER REPORT ONLY)......................................................................      2741         N/A   M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)..................................      2742           0   M.5.b.
   c. All other consumer credit (including mobile home loans)(TO BE COMPLETED FOR THE
      SEPTEMBER REPORT ONLY)......................................................................      2743         N/A   M.5.c.

Legal Title of Bank:        The Huntington National Bank                                 Call Date:  03/31/1999  FFIEC 031
Address:                    41 S. High St.                                                                      Page RC-17
City, State   Zip:          Columbus, OH  43287                                                Printed 06/07/1999 at 11:17
FDIC Certificate No.:       |0|6|5|6|0|
                            -----------


SCHEDULE RC-M--MEMORANDA

                                                                                                                    --------
                                                                                                                       C465 <-
                                                                                                    ------------------------
                                                                       Dollar Amounts in Thousands    RCFD      Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders, and their related interests.........................................    6164           332,133 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom to the amount of all extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent              Number
      of total capital as defined for this purpose in agency         -----------------------------
      regulations...................................................   RCFD 6165                16                           1.b.
                                                                     -----------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of FOREIGN BANKS(1) (included in Schedule RC, item 3).............................    3405                 0 2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract....................................................    5500           378,969 4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer......................................................    5501             2,777 4.b.(1)
      (2) Serviced without recourse to servicer...................................................    5502           948,678 4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract................................................    5503             2,590 4.c.(1)
      (2) Serviced under a special option contract................................................    5504         4,722,912 4.c.(2)
   d. Mortgages serviced under other servicing contracts..........................................    5505         1,964,743 4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptance outstanding (sum of items 5.1 and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)..................................................................    2103            19,402 5.a.
   b. Non-U.S. addressees (domicile)..............................................................    2104                 0 5.b.
6. Intangible assets:
   a. Mortgage servicing assets...................................................................    3164            80,602 6.a.
      (1) Estimated fair value of mortgage servicing assets..........-----------------------------
                                                                       RCFD A590            81,069                           6.a.(1)
                                                                     -----------------------------
   b. Other identifiable intangible assets:
      (1) PURCHASED CREDIT CARD RELATIONSHIPS AND NONMORTGAGE SERVICING ASSETS....................    B026                 0 6.b.(1)
      (2) All other identifiable intangible assets................................................    5507            60,436 6.b.(2)
   c. Goodwill....................................................................................    3163           610,885 6.c.
   d. Total (sum of items 6.a., 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10)......    2143           751,923 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes....................................    6442                 0 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt................................................................................    3295                 0 7.

----------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  The Huntington National Bank                                                 Call Date:  03/31/1999  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-18
City, State  Zip:     Columbus, OH  43287                                                                Printed 06/07/1999 at 11:17
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RC-M--Continued

                                                                                            --------------------------
                                                        Dollar Amounts in Thousands                    Bil  Mil   Thou
----------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures........................  RCFD 5372                0    8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices......................  RCON 5508            1,285    8.a.(2)(a)
           (b) Farmland in domestic offices...............................................  RCON 5509                0    8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices......................  RCON 5510            3,605    8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices.........  RCON 5511                0    8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices......................  RCON 5512           12,963    8.a.(2)(e)
           (f) In foreign offices.........................................................  RCON 5513                0    8.a.(2)(f)
       (3) Total (sum of items 8.b.(1) and 8.a.(2)) (must equal Schedule RC, item 7)......  RCFD 2150           17,853    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures........................  RCFD 5374            7,229    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies..  RCFD 5375              467    8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)......  RCFD 2130            7,696    8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"..............................  RCFD 3778                0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds.................................................................  RCON 6441          177,777    10.a.
    b. Equity securities funds............................................................  RCON 8427           35,251    10.b.
    c. Debt securities funds..............................................................  RCON 8428           16,248    10.c.
    d. Other mutual funds.................................................................  RCON 8429           28,426    10.d.
    e. Annuities..........................................................................  RCON 8430           65,257    10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)........................................................................  RCON 8784          173,769    10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC..................  RCFD A525              414    11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally accepted accounting
    principles (1)........................................................................  RCFD A526                0    12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
    $10 million and exceeds ten percent of total assets).................................   RCFD A591                0    13.

                                                                                              ----------------------
Memorandum                                                     Dollar Amounts in Thousands    RCFD  Bil  Mil   Thou
--------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments
   (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)..........................................   3836             N/A       M.1.

----------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contract, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:        The Huntington National Bank                                 Call Date:  03/31/1999  FFIEC 031
Address:                    41 S. High St.                                                                      Page RC-19
City, State   Zip:          Columbus, OH  43287                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.:       |0|6|5|6|0|
                            -----------


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS


The FFIEC regards the information reported in                                                                          --------
all of Memorandum item 1, in items 1 through 10,                                                                          C470  <-
column A, and in Memorandum items 2 through 4,         ------------------------------------------------------------------------
column A, as confidential                                    (Column A)              (Column B)             (Column C)
                                                              Past due               Past due 90            Nonaccrual
                                                            30 through 89           days or more
                                                            days and still            and still
                                                              accruing                accruing
                                                       ------------------------------------------------------------------------
                         Dollars Amounts in Thousands    RCFD   Bil Mil Thou     RCFD   Bil Mil Thou        RCFD   Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)..................    1245        116,489     1246         19,700        1247         40,050 1.a.
   b. To non-U.S. addressees (domicile)..............    1248              0     1249              0        1250              0 1.b.
2. Loans to depository institutions and acceptances
   of other banks
   a. To U.S. banks and other U.S. depository
      institutions...................................    5377              0     5378              0        5379              0 2.a.
   b. To foreign banks...............................    5380              0     5381              0        5382              0 2.b.
3. Loans to finance agricultural production and
   other loans to farmers............................    1594          1,244     1597            456        1583              0 3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)..................    1251         37,835     1252          9,078        1253         33,552 4.a.
   b. To non-U.S. addressees (domicile)..............    1254              0     1255              0        1256              0 4.b.
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans.................    5383          8,894     5384          3,137        5385              0 5.a.
   b. Other (includes single payment, installment,
      and all student loans).........................    5386         93,198     5387         17,722        5388            458 5.b.
6. Loans to foreign governments and official
   institutions......................................    5389              0     5390              0        5391              0 6.
7. All other loans...................................    5459              0     5460              0        5461              0 7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)..................    1257         30,341     1258          3,997        1259             56 8.a.
   b. Of non-U.S. addressees (domicile)..............    1271              0     1272              0        1791              0 8.b.
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)...    3505              0     3506              0        3507              0 9.
                                                       ------------------------------------------------------------------------

====================================================================================================================================


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                       -----------------------------------------------------------------------
10. Loans and leases reported in items 1                 RCFD   Bil Mil Thou     RCFD   Bil Mil Thou       RCFD   Bil Mil Thou
    through 8 above which are wholly or partially      -----------------------------------------------------------------------
    guaranteed by the U.S. Government................     5612          2,237     5613          3,107       5614         1,279 10.
    a. Guaranteed portion of loans and leases
       included in item 10 above.....................     5615          1,430     5616          2,286       5617           621 10.a.
                                                       -----------------------------------------------------------------------

Legal Title of Bank:     The Huntington National Bank                                                Call Date:  3/31/1999 FFIEC 031
Address:                 41 S. High Street                                                                                Page RC-20
City, State  Zip:        Columbus, OH  43287                                                              Printed 04/29/1999 at 9:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------


SCHEDULE RC-N--Continued

                                                                                                     ----------------
                                                                                                           C473         <-
---------------------------------------------------------------------------------------------------------------------
                                                            (Column A)          (Column B)           (Column C)
                                                            Past due            Past due 90          Nonaccrual
                                                            30 through 89       days or more
                                                            days and still      and still
                                                            accruing            accruing

Memoranda                                                   ---------------------------------------------------------
                    Dollar Amounts in Thousands             RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.   Restructured loans and leases included in
     Schedule RC-N, items 1 through 8, above
     (and not reported in Schedule RC-C, part I,
     Memorandum item 2)..................................   1658            0   1659            0   1661            0   M.1.

2.   Loans to finance commercial real estate,
     construction, and land development activities
     (NOT SECURED BY REAL ESTATE) included in
     Schedule RC-N, items 4 and 7, above.................   6558            0   6559            0   6560            0   M.2

3.   Loans secured by real estate in domestic               RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
     offices (included in Schedule RC-N, item 1,
     above):

     a.   Construction and land development..............   2759       10,320   2769        1,658   3492         7,540  M.3.a.

     b.   Secured by farmland............................   3493            0   3494            0   3495             0  M.3.b.

     c.   Secured by 1-4 family residential
          properties:

          (1)  Revolving, open-end loans
               secured by 1-4 family residential
               properties and extended under
               lines of credit...........................   5398      11,265    5399      3,523     5400             0  M.3.c.(1)

          (2)  All other loans secured by 1-4
               family residential properties.............   5401      70,791    5402     10,738     5403        18,377  M.3.c.(2)

     d.   Secured by multifamily (5 or more)
          residential properties.........................   3499         898    3500         95     3501             0  M.3.d.

     e.   Secured by nonfarm residential
          properties.....................................   3502      23,215    3503      3,686     3504        14,133  M.3.e.

                                                                (Column A)         (Column B)
                                                               Past due 30         Past due 90
                                                             through 89 days      days or more
                                                           --------------------------------------
                                                            RCFD Bil Mil Thou   RCFD Bil Mil Thou
                                                           --------------------------------------
4.   Interest rate, foreign exchange rate,
     and other commodity and equity contracts:

     a.   Book value of amounts carried as
          assets.........................................   3522           0    3528          0     M.4.a.

     b.   Replacement cost of contracts with a
          positive replacement cost......................   3529           0    3530          0     M.4.b.

                                                                            ----
                                                                            C477  <-
                                                                            ----
Person to whom questions about the Reports of Condition and Income should be directed:

BILL TELZEROW, MANAGER OF FINANCIAL REPORTING            (614) 480-4563
---------------------------------------------------      --------------------------------------------------------
Name and Title (TEXT 8901)                               Telephone:  Area code/phone number/extension (TEXT 8902)

                                                         (614) 480-5284
                                                         -------------------------------------------------------
                                                         FAX:  Area code/phone number (TEXT 9116)

Legal Title of Bank:  The Huntington National Bank                                                 Call Date:  03/31/1999  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-21
City, State  Zip:     Columbus, OH  43287                                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.: |0|6|5|6|0|
                      -----------

SCHEDULE RC-0--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                     C475    <--
                                                                                                      --------------------
                                                                        Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits........................................................... 0030              N/A  1.a.
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits........................................ 0031                0  1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits (1).......................... 0032                0  1.b.(2)
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits.......................................................... 3510            6,629  2.a.
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits....................................... 3512              N/A  2.b.(1)
      (2) Actual amount of unposted credits to time and saving deposits(1)........................... 3514              N/A  2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices)..................................................................... 3520                0  3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries................................................... 2211                0  4.a.
   b. Time and savings deposits (1) of consolidated subsidiaries..................................... 2351                0  4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries........................... 5514                0  4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)....................... 2229                0  5.a.
   b. Time and savings deposits (1) in insured branches (included in Schedule RC-E, Part II)......... 2383                0  5.b.
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)....................................................................... 5515                0  5.c.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, Item 4 or 5,
      column B)...................................................................................... 2314                0  6.a.
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
      item 4 or 5, column A or C, but not column B).................................................. 2315                0  6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1), (2)
   a. Unamortized premiums........................................................................... 5516               36  7.a.
   b. Unamortized discounts.......................................................................... 5517                0  7.b.
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter................................................................................ A531                0  8.a.(1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
          members report deposits attributable to BIF)............................................... A532                0  8.a.(2)
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other than
      insured branches in Puerto Rico and U.S. territories and possessions).......................... A533                0  8.b.

-----------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:     The Huntington National Bank                                                Call Date:  3/31/1999 FFIEC 031
Address:                 41 S. High Street                                                                                Page RC-22
City, State  Zip:        Columbus, OH  43287                                                              Printed 04/29/1999 at 9:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------

SCHEDULE RC-O--CONTINUED

                                                                                ----------------------
                                        Dollar Amounts in Thousands             RCON      Bil Mil Thou
------------------------------------------------------------------------------------------------------
 9.  Deposits in lifeline accounts..........................................    5596                     9.
10.  Benefit-responsive "Depository Institution Investment
     Contracts" (included in total deposits in domestic offices)............    8432                 0  10.
11.  Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and
     possessions reported in Schedule RC-E for certain reciprocal demand balances:
     a.   Amount by which demand deposits would be reduced if the
          reporting bank's reciprocal demand balances with the
          domestic offices of U.S. banks and savings associations
          and insured branches in Puerto Rico and U.S. territories
          and possessions that were reported on a gross basis in
          Schedule RC-E had been reported on a net basis....................    8785                 0  11.a.
     b.   Amount by which demand deposits would be increased if the
          reporting bank's reciprocal demand balances with foreign
          banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a
          gross basis.......................................................    A181                 0  11.b.
     c.   Amount by which demand deposits would be reduced if cash
          items in process of collection were included in the
          calculation of the reporting bank's net reciprocal demand
          balances with the domestic offices of U.S. banks and
          savings associations and insured branches in Puerto Rico
          and U.S. territories and possessions in Schedule RC-E.............    A182                 0  11.c.
12.  Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S.
     territories and possessions on the balance sheet (Schedule RC)
     in accordance with generally accepted accounting principles
     (exclude amounts related to reciprocal demand balances):
     a.   Amount of assets netted against demand deposits...................    A527                 0  12.a.
     b.   Amount of assets netted against time and savings deposits.........    A528                 0  12.b.

Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                                                ----------------------
                                        Dollar Amounts in Thousands             RCON      Bil Mil Thou
------------------------------------------------------------------------------------------------------

 1.  Total deposits in domestic offices of the bank
     (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal
     Schedule RC, item 13.a):
     a.   Deposit accounts of $100,000 or less:
          (1)  Amount of deposit accounts of $100,000 or
               less........................................................     2702        13,014,275  M.1.a.(1)
          (2)  Number of deposit accounts of $100,000 or
               less (TO BE COMPLETED FOR THE JUNE REPORT               Number
               ONLY).....................................   RCON 3779     N/A                            M.1.a.(2)
     b.   Deposit accounts of more than $100,000:
          (1)  Amount of deposit accounts of more than
               $100,000....................................................     2710         5,979,285   M.1.b.(1)
          (2)  Number of deposit accounts of more than                 Number
               $100,000..................................   RCON 2772  21,637                            M.1.b.(2)
 2.  Estimated amount of uninsured deposits in domestic offices of the bank:
     a.   an estimate of your bank's uninsured deposits can be
          determined by multiplying the number of deposit accounts
          of more than $100,000 reported in Memorandum item 1.b.(2)
          above by $100,000 and subtracting the result from the
          amount of deposit accounts of more than $100,000 reported
          in Memorandum item 1.b.(1) above.

          Indicate in the appropriate box at the right whether your
          bank has a method or procedure for determining a better
          estimate of uninsured deposits than the estimate described                   YES      NO
          above............................................................     6861             X       M.2.a.
     b.   If the box marked YES has been checked, report the estimate
          of uninsured deposits determined by using your bank's method          RCON      Bil Mil Thou
          or procedure.....................................................     5597            N/A      M.2.b.
 3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
     If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                          FDIC Cert No.
TEXT A545 N/A                                                              RCON A545      N/A            M.3.

Legal Title of Bank:        The Huntington National Bank                                 Call Date:  03/31/1999  FFIEC 031
Address:                    41 S. High St.                                                                      Page RC-23
City, State   Zip:          Columbus, OH  43287                                                Printed 04/29/1999 at 09:58
FDIC Certificate No.:       |0|6|5|6|0|
                            -----------


SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED. TO BE                                     --------
   COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION. Indicate in the                                     C480  <-
   appropriate box at the right whether the bank has total capital greater than or                     ------------------------
   equal to eight percent of adjusted total assets..................................                      YES               NO
                                                                                      -----------------------------------------
                                                                                          RCFD 6056                             1.
                                                                                      -----------------------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked
NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

----------------------------------------------------------------
NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
       SEE OPTIONAL WORKSHEET FOR ITEMS 3.a through 3.f.
----------------------------------------------------------------

                                                                                                    ----------------------
                                                                      Dollars Amounts in Thousands    RCFD    Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:
   a. Subordinated debt(1) and intermediate term preferred stock..................................    A515         690,000 2.a.
   b. Other limited-life capital instruments......................................................    A516               0 2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital..........................................................................    8274       1,573,668 3.a.(1)
      (2) Tier 2 capital..........................................................................    8275         980,975 3.a.(2)
      (3) Tier 3 capital..........................................................................    1395               0 3.a.(3)
   b. Total risk-based capital....................................................................    3792       2,554,644 3.b.
   c. Excess allowances for loan and lease losses (amount that exceeds 1.25% of gross
      risk-weighted assets).......................................................................    A222               0 3.c.
   d. (1) Net risk-weighted assets (gross risk-weighted assets, INCLUDING MARKET RISK EQUIVALENT
          ASSETS, less excess allowance reported in item 3.c above and all other deductions)......    A223     24,232,961  3.d.(1)
      (2) Market risk equivalent assets (INCLUDED IN ITEM 3.d.(1) above)..........................    1651               0 3.d.(2)
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct
      reduction method" to report these transactions in Schedule RC-R)............................    1727               0 3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
       assets deducted from Tier 1 capital)(2)....................................................    A224      27,725,154 3.f.
                                                                                                    ----------------------

                                                                         ---------------------------------------------------
                                                                                 (Column A)                 (Column B)
ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED                          Assets                  Credit Equiv-
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                                     Recorded                 alent Amount
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                                  on the                 of Off-Balance
                                                                               Balance Sheet               Sheet Items(3)
                                                                         ---------------------------------------------------
4. Assets and credit equivalent amounts of off-balance sheet items         RCFD   Bil Mil Thou          RCFD   Bil Mil Thou
   assigned to the Zero percent risk category:                           ---------------------------------------------------
   a. Assets recorded on the balance sheet............................     5163      1,424,444                                4.a.
   b. Credit equivalent amount of off-balance sheet items.............                                  3796              0   4.b.
                                                                         ---------------------------------------------------

----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank: The Huntington National Bank                                             Call Date: 03/31/1999  FFIEC 031
Address:             41 S. High St.                                                                                 Page RC-24
City, State  Zip:    Columbus, OH     43287                                                        Printed 04/29/1999 at 09:58
FDIC Certificate No. 0|6|5|6|0
                     ---------


SCHEDULE RC-R--CONTINUED



                                                                                (Column A)              (Column B)
                                                                                  Assets               Credit Equiv-
                                                                                 Recorded               alent Amount
                                                                                  on the               of Off-Balance
                                                                               Balance Sheet           Sheet Items(1)
                                                                             --------------------------------------------
                                         Dollar Amounts in Thousands          RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------

5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:

   a. Assets recorded on the balance sheet.................................   5165      4,600,721                          5.a.
   b. Credit equivalent amount of off-balance sheet items..................                            3801       56,857   5.b.

6. Assets and credit equivalent amounts of the off-balance sheet items assigned to the 50 percent risk category:

   a. Assets recorded on the balance sheet.................................   3802      2,085,615                          6.a.
   b. Credit equivalent amount of off-balance sheet items..................                            3803       74,592   6..b.

7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:

   a. Assets recorded on the balance sheet................................    3804     19,940,942                          7.a.
   b. Credit equivalent amount of off-balance sheet time..................                            3805    2,280,401    7.b.

8. On-balance sheet asset values excluded from and deducted in the
   calculation of the risk-based capital ratio(2)........................     3806        652,102                          8.

9. Total assets recorded on the balance sheet (sum of items 4.a.,5.a., 6.a.
   7.a. and 8, column A)  (must equal Schedule RC, item 12 plus items 4.b and
   4.c.)..................................................................... 3807     28,703,824                          9.


Memoranda
                                                                -----------------------------      ----------------------
                                                                 Dollar Amounts in Thousands         RCFD   Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the risk-
   based capital standards.......................................................................    8764         78,744   M.1.





                                                                 With a remaining maturity of
                                      -------------------------------------------------------------------------------------
                                        (Column A)                     (Column B)                       (Column C)
                                       One year or less                Over one year                  Over five years
                                                                    through five years
                                      -------------------------------------------------------------------------------------
2. Notional principal amounts of     RCFD  Tril Bil Mil Thou        RCFD  Tril Bil Mil Thou         RCFD  Tril Bil Mil Thou
   off-balance sheet derivative      -----------------------      -------------------------         -----------------------
   contracts(3):
  a. Interest rate contracts......   3809          1,025,666       8766           3,811,445          8767         1,436,280 M.2.a
  b. Foreign exchange contracts...   3812             74,241       8769              34,650          8770                 0 M.2.b.
  c. Gold contracts...............   8771                  0       8772                   0          8773                 0 M.2.c.
  d. Other precious metals
     contracts....................   8774                  0       8775                   0          8776                 0 M.2.d.
  e. Other commodity contracts....   8777                  0       8778                   0          8779                 0 M.2.e.
  f. Equity derivative contracts..   A000                  0       A001                   0          A002                 0 M.2.f.

--------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts(e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:     The Huntington National Bank                                                Call Date: 03/31/1999 FFIEC 031
Address:                 41 S. High St.                                                                                   Page RC-25
City, State  Zip:        Columbus, OH  43287                                                             Printed 04/29/1999 at 09:58
FDIC Certificate No.:    |0|6|5|6|0|
                         -----------

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on March 31, 1999

THE HUNTINGTON NATIONAL BANK       COLUMBUS,           OHIO
----------------------------       --------            -----------------------
Legal Title of Bank                City                State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
--------------------------------------------------------------------------------
No comment /X/ (RCON 6979)                                       C471  C472 <-
                                                                 ---------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)





--------------------------------------       -----------------
Signature of Executive Officer of Bank       Date of Signature

Legal Title of Bank:  The Huntington National Bank                                                   Call Date:  3/31/1999
Address:              41 S. High St.                                                                             FFIEC 031
City, State Zip:      Columbus, OH  43287
FDIC Certificate No.: |0|6|5|6|0|
                      -----------


                                       THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF BANK                         OMB No. For  OCC:  1557-0081
                                                 OMB No. For FDIC:  3064-0052
                                            OMB No. For Federal Reserve: 7100-0036
                                                  Expiration Date:   3/31/2001

                                                         SPECIAL REPORT
                                                  (Dollar Amounts in Thousands)

                                       -------------------------------------------------------------------------------
                                           CLOSE OF BUSINESS    FDIC Certificate Number
                                           DATE                                                C-700      <---
                                                    03/31/1999      |0|6|5|6|0|
----------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

----------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242 but does not constitute a part of the
Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT
OF CONDITION.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS
215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE
DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY.  EXCLUDE LOANS AND OTHER EXTENSIONS
OF CREDIT TO DIRECTORS AND PRINICIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
----------------------------------------------------------------------------------------------------------------------


a. Number of loans made to executive officers since the previous Call Report date ...............  RCFD 3561      1 a.
b. Total dollar amount of above loans (in thousands of dollars) .................................  RCFD 3562     26 b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75) ..............................................  RCFD 7701  6.77  % to RCFD 7702  6.77 % c.

----------------------------------------------------------------------------------------------------------------------












----------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                   DATE (Month, Day, Year)



----------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-98)